EXHIBIT 99.0

                                 SWS
                      STARK * WINTER * SCHENKEIN

June 6, 2002

Securities & Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Re: Donar Enterprises, Inc.

Gentlemen:

Pursuant to the request of the above referenced Company, we affirm that:

(1) We have read the Company's response to Item 4 of Form 8-K/A-2 dated June 7, 2002; and
(2) We agree with the response.

Very Truly Yours,

/s/ Stark Winter Schenkein & Co., LLP
Stark Winter Schenkein & Co., LLP

                STARK * WINTER * SCHENKEIN & CO., LLP
                     Certified Public Accountants
                        Financial Consultants

     7535 EAST HAMPDEN AVENUE, SUITE 109, DENVER, COLORADO 80231
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